SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  May 10, 2005


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

             0-26694                                   93-0945003
     ------------------------              ---------------------------------
     (Commission file number)              (IRS employer identification no.)

            585 West 500 South, Bountiful, Utah             84010
         ----------------------------------------         ----------
         (Address of principal executive offices)         (Zip code)

                                 (801) 298-3360
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              (Registrant's telephone number, including area code)


                   This document contains a total of 10 pages.

Item 2.02. Results of Operations and Financial Condition

         On May 10, 2005, concurrent with the filing of the Registrant's quarterly report on Form 10-QSB, the Registrant issued a news release describing its financial results for first quarter 2005. That news release is attached hereto as Exhibit 99.1.

         On May 11, 2005, the Registrant hosted its first quarter 2005 financial results conference call. The prepared comments of management are attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         a. Financial Statements of Businesses Acquired.

                  Not applicable.

         b. Pro Forma Financial Information.

                  Not applicable.

         c. Exhibits.

                  Number                      Description
                  ------                      -----------

                  99.1     News release describing first quarter 2005 results

                  99.2 Prepared comments of management from first quarter 2005 conference call


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.



Date: May 11, 2004              By /s/ Jeffrey M. Soinski
                                   ---------------------------------------------
                                   Jeffrey M. Soinski
                                   President, Chief Executive Officer, Director